UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 6, 2021 (March 2, 2021)

FORIAN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40146	85-3467693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive, Suite 400, Newtown, PA	18940
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (267) 757-8707

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FORA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K (the “Original 8-K”) filed by Forian Inc. (the “Company”) on March 3, 2021, reporting under Item 2.01 the completion of (i) the merger of DNA Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), with and into Helix Technologies, Inc. (“Helix”), with Helix continuing as the surviving corporation and a wholly owned subsidiary of the Company (the “Merger”), pursuant to the previously announced Agreement and Plan of Merger, dated as of October 16, 2020, as amended by Amendment to Agreement and Plan of Merger, dated as of December 30, 2020, as further amended by Amendment No. 2 to Agreement and Plan of Merger, dated February 9, 2021 (together, the “Merger Agreement”), by and among the Company, Helix, Merger Sub and Medical Outcomes Research Analytics, LLC (“MOR”), and (ii) the contribution by the equity holders of MOR of their interests in MOR to Forian in exchange for Forian common stock (the “Contribution” and, together with the Merger, the “business combination”). This Current Report on Form 8-K/A amends and restates Item 9.01 of the Original Form 8-K to present certain financial statements of Helix and certain pro forma financial information, which are filed as exhibits hereto and are incorporated herein by reference. Except for this Explanatory Note, the filing of the financial statements and the pro forma financial information required by Item 9.01, and the consent of BF Borgers CPA PC filed herewith as Exhibit 23.1, there are no changes to the Original 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Helix for the years ended December 31, 2020 and 2019, as well as the accompanying notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01 is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference. The unaudited pro forma combined condensed consolidated balance sheet as of December 31, 2020, as if the business combination had been completed as of December 31, 2020, and the unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2020, as if the business combination had been completed as of January 1, 2020. The unaudited pro forma combined condensed consolidated financial information is presented for illustrative purposes only and does not reflect the benefits of expected cost savings or opportunities to earn additional revenue and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had Forian, Helix and MOR been combined during these periods.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

23.1	Consent of BF Borgers CPA PC.

99.1	Audited consolidated financial statements of Helix Technologies, Inc. for the years ended December 31, 2020 and 2019.

99.2
Unaudited pro forma combined condensed consolidated balance sheet as of December 31, 2020 and unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORIAN INC.

Dated: April 6, 2021	By:	/s/ Daniel Barton
	Name:	Daniel Barton
	Title:	Chief Executive Officer